UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2022

WOLFSPEED, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 25, 2022, Wolfspeed, Inc. (the “Company”) entered into a Seventh Amendment (the “Seventh Amendment”) to its Credit Agreement, dated as of January 9, 2015, with Wells Fargo Bank, National Association, as administrative agent, and the other lenders party thereto, as amended by the First Amendment dated as of September 10, 2015, the Consent dated as of July 13, 2016, the Second Amendment dated as of November 13, 2017, the Third Amendment dated as of August 21, 2018, the Consent dated as of March 14, 2019, the Fourth Amendment dated as of December 16, 2019, the Fifth Amendment dated as of March 27, 2020, and the Sixth Amendment dated as of October 26, 2021 (the “Original Credit Agreement”).

The Seventh Amendment extends the maturity date of the credit facility by three years from January 9, 2023 to January 9, 2026. The Seventh Amendment also replaces a LIBOR-based Eurocurrency benchmark rate with a Term SOFR benchmark rate and increases the applicable margin by 10 basis points. The Seventh Amendment made no other material changes to the terms of the Credit Agreement.

The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by the full text of the Seventh Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition

On January 26, 2022, the Company issued a press release announcing results for the fiscal second quarter ended December 26, 2021. The press release is attached as Exhibit 99.1 and incorporated into this report by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.1
Seventh Amendment to the Credit Agreement, dated as of January 25, 2022, by and among Wolfspeed, Inc., Wells Fargo Bank, National Association, as administrative agent, and the other lenders party thereto

99.1	Press release dated January 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Neill P. Reynolds
Neill P. Reynolds
Executive Vice President and Chief Financial Officer

Date: January 26, 2022